SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          July 23, 2001
                                                 -------------------------------


                                NBT Bancorp Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                0-14703              16-1268674
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(State or Other Jurisdiction    (Commission          (IRS Employer
     of Incorporation)          File Number)         Identification Number)


   52 South Broad Street, Norwich, New York                        13815
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code        607/337-2265
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         On July 23, 2001, NBT Bancorp Inc., a Delaware corporation ("NBT"), published a news release regarding its results of operations for the second quarter ended June 30, 2001. NBT attaches the news release as Exhibit 99.1 and hereby incorporates it into this report by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits.

         The following exhibits are filed with this Current Report or incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number            Description
------            -----------

99.1              News release dated July 23, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NBT BANCORP INC.


                                                 By:   /s/ Michael J. Chewens
                                                      --------------------------
                                                 Name: Michael J. Chewens
                                                 Title: Executive Vice President


Date: July 27, 2001



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


                                  EXHIBIT INDEX

99.1     News release dated July 23, 2001.








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